UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2010

Concurrent Computer Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13150	04-2735766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4375 River Green Parkway, Suite 100, Duluth, Georgia	30096
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 258-4000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 26, 2010, we held our Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The following matters were submitted to a vote of our stockholders.

Votes regarding the election of five directors for a term expiring in 2011 were as follows:

NAME	FOR	WITHHELD	BROKER NON-VOTES

Charles Blackmon	3,766,655	357,311	-
Larry L. Enterline	4,021,439	102,527	-
C. Shelton James	3,761,478	362,488	-
Dan Mondor	3,998,808	125,158	-
Steve G. Nussrallah	3,738,773	385,193	-

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the year ending June 30, 2011 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,266,187	87,090	34,778	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCURRENT COMPUTER CORPORATION (Registrant)

Dated: October 27, 2010	By:	/s/ Emory O. Berry
Name Emory O. Berry
Title Chief Financial Officer